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                                                                  Exhibit (e)(4)

S E R V I C E  R E Q U E S T

             P L A T I N U M
     Investor(R) Survivor II
   AIG AMERICAN GENERAL LIFE

================================================================================

PLATINUM INVESTOR SURVIVOR II--FIXED OPTION                         MFS Variable Insurance Trust
                                                                      . Division 165 - MFS Capital Opportunities
  . Division 18 - AGL Declared Fixed Interest Account                 . Division 141 - MFS Emerging Growth
                                                                      . Division 166 - MFS New Discovery
PLATINUM INVESTOR SURVIVOR II--VARIABLE DIVISIONS                     . Division 164 - MFS Research
                                                                    Neuberger Berman Advisers Management Trust
AIM Variable Insurance Funds                                          . Division 167 - Mid-Cap Growth
  . Division 130 - AIM V.I. International Growth                    Oppenheimer Variable Account Funds
  . Division 190 - AIM V.I. Core Equity                               . Division 182 - Oppenheimer Balanced
The Alger American Fund                                               . Division 183 - Oppenheimer Global Securities
  . Division 186 - Alger American Leveraged AllCap                  PIMCO Variable Insurance Trust
  . Division 185 - Alger American MidCap Growth                       . Division 195 - PIMCO CommodityRealReturn Strategy
American Century Variable Portfolios, Inc.                            . Division 169 - PIMCO Real Return
  . Division 153 - VP Value                                           . Division 168 - PIMCO Short-Term
Credit Suisse Trust                                                   . Division 170 - PIMCO Total Return
  . Division 173 - Small Cap Growth                                 Pioneer Variable Contracts Trust
Dreyfus Investment Portfolios                                         . Division 188 - Fund VCT
  . Division 155 - MidCap Stock                                       . Division 189 - Growth Opportunities VCT
Dreyfus Variable Investment Fund                                      . Division 194 - Mid Cap Value VCT
  . Division 140 - Developing Leaders                               Putnam Variable Trust
  . Division 139 - Quality Bond                                       . Division 144 - Putnam VT Diversified Income
Fidelity Variable Insurance Products                                  . Division 145 - Putnam VT Growth and Income
  . Division 159 - VIP Asset Manager                                  . Division 146 - Putnam VT Int'l Growth and Income
  . Division 158 - VIP Contrafund                                   SunAmerica Series Trust
  . Division 156 - VIP Equity-Income                                  . Division 179 - Aggressive Growth
  . Division 191 - VIP Freedom 2020                                   . Division 178 - SunAmerica Balanced
  . Division 192 - VIP Freedom 2025                                 The Universal Institutional Funds, Inc.
  . Division 193 - VIP Freedom 2030                                   . Division 142 - Equity Growth
  . Division 157 - VIP Growth                                         . Division 143 - High Yield
  . Division 180 - VIP Mid Cap                                      VALIC Company I
Franklin Templeton Variable Insurance Products Trust                  . Division 132 - International Equities
  . Division 176 - Franklin Templeton Foreign Securities              . Division 133 - Mid Cap Index
  . Division 175 - Franklin Templeton Mutual Shares Securities        . Division 134 - Money Market I
  . Division 181 - Franklin Templeton Small Cap Value Securities      . Division 136 - Nasdaq-100 Index
  . Division 174 - Franklin Templeton U.S. Government                 . Division 137 - Science & Technology
Goldman Sachs Variable Insurance Trust                                . Division 138 - Small Cap Index
  . Division 187 - Goldman Sachs Capital Growth                       . Division 135 - Stock Index
Janus Aspen Series                                                  Van Kampen Life Investment Trust
  . Division 160 - International Growth                               . Division 177 - Growth and Income
  . Division 162 - Mid Cap Growth                                   Vanguard Variable Insurance Fund
  . Division 161 - Worldwide Growth                                   . Division 171 - High Yield Bond
J.P. Morgan Series Trust II                                           . Division 172 - REIT Index
  . Division 184 - JPMorgan Mid Cap Value
  . Division 163 - JPMorgan Small Company

AGLC0463                                                                Rev0506

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
[LOGO] AIG AMERICAN GENERAL                                                                                Variable Universal Life
                                                                                                         Insurance Service Request

                                                                                              Complete and return this request to:
American General Life Insurance Company ("AGL")                                                 Variable Universal Life Operations
A member company of American                                                                 PO Box 4880 . Houston, TX. 77210-4880
International Group, Inc.                                                  (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258
                                                                                                             . Fax: (713) 620-6653
==================================================================================================================================

[ ] POLICY               1.  POLICY #: ________________________  CONTINGENT INSURED: _____________________________________________
    IDENTIFICATION
    COMPLETE THIS SECTION                                        CONTINGENT INSURED: _____________________________________________
    FOR ALL REQUESTS.
                             Address: _____________________________________________________________________ New Address (yes) (no)

                             Primary Owner (If other than an insured): ____________________________________

                             Address: _____________________________________________________________________ New Address (yes) (no)

                             Primary Owner's S.S. No. or Tax I.D. No._____________________ Phone Number: ( ) ________ - __________

                             Joint Owner (If applicable): ________________________________________________

                             Address: _____________________________________________________________________ New Address (yes) (no)
==================================================================================================================================

[ ] NAME                 2.  Change Name Of: (Circle One)    Contingent Insured    Owner     Payor      Beneficiary
    CHANGE

Complete this section if     Change Name From: (First, Middle, Last)            Change Name To: (First, Middle, Last)
the name of one of the
Contingent Insureds, Owner,  ------------------------------------------------   ---------------------------------------------
Payor or Beneficiary has
changed. (Please note,       Reason for Change: (Circle One) Marriage  Divorce  Correction  Other (Attach copy of legal proof)
this does not change the
Contingent Insureds, Owner,
Payor or Beneficiary
designation).
==================================================================================================================================

[ ] CHANGE IN            3.  INVESTMENT DIVISION                   PREM %  DED %  INVESTMENT DIVISION                 PREM %  DED %
    ALLOCATION               (18) AGL Declared Fixed Interest
    PERCENTAGES                    Account                         _____  _____   Neuberger Berman Advisers Management Trust
Use this section to          AIM Variable Insurance Funds                         (167) Mid-Cap Growth                _____  _____
indicate how premiums or     (130) AIM V.I. International Growth   _____  _____   Oppenheimer Variable Account Funds
monthly deductions are to    (190) AIM V.I. Core Equity*           _____  _____   (182) Oppenheimer Balanced          _____  _____
be allocated. Total          The Alger American Fund                              (183) Oppenheimer Global Securities _____  _____
allocation in each column    (186) Alger American Leveraged AllCap _____  _____   PIMCO Variable Insurance Trust
must equal 100%; whole       (185) Alger American MidCap Growth    _____  _____   (195) PIMCO CommodityRealReturn
numbers only.                American Century Variable Portfolios, Inc.                 Strategy                      _____  _____
                             (153) VP Value                        _____  _____   (169) PIMCO Real Return             _____  _____
* These investment options   Credit Suisse Trust                                  (168) PIMCO Short-Term              _____  _____
are available only for       (173) Small Cap Growth                _____  _____   (170) PIMCO Total Return            _____  _____
owners whose policies were   Dreyfus Investment Portfolios                        Pioneer Variable Contracts Trust
effective before 5/1/06.     (155) MidCap Stock*                   _____  _____   (188) Fund VCT**                    _____  _____
                             Dreyfus Variable Investment Fund                     (189) Growth Opportunities VCT**    _____  _____
** These investment          (140) Developing Leaders*             _____  _____   (194) Mid Cap Value VCT             _____  _____
options are available        (139) Quality Bond*                   _____  _____   Putnam Variable Trust
only for owners who had      Fidelity Variable Insurance Products                 (144) Putnam VT Diversified Income  _____  _____
Accumulation Value           (159) VIP Asset Manager               _____  _____   (145) Putnam VT Growth and Income*  _____  _____
invested in such fund or     (158) VIP Contrafund                  _____  _____   (146) Putnam VT Int'l Growth and
portfolio on 12/10/04.       (156) VIP Equity-Income               _____  _____          Income                       _____  _____
                             (191) VIP Freedom 2020                _____  _____   SunAmerica Series Trust
*** These investment         (192) VIP Freedom 2025                _____  _____   (179) Aggressive Growth             _____  _____
options are not available    (193) VIP Freedom 2030                _____  _____   (178) SunAmerica Balanced           _____  _____
for any purpose except to    (157) VIP Growth                      _____  _____   The Universal Institutional Funds, Inc.
transfer Accumulation        (180) VIP Mid Cap                     _____  _____   (142) Equity Growth*                _____  _____
Value to other investment    Franklin Templeton Variable Insurance Products Trust (143) High Yield*                   _____  _____
options.                     (176) FT Foreign Securities           _____  _____   VALIC Company I
                             (175) FT Mutual Shares Securities     _____  _____   (132) International Equities        _____  _____
                             (181) FT Small Cap Value Securities   _____  _____   (133) Mid Cap Index                 _____  _____
                             (174) FT U.S. Government              _____  _____   (134) Money Market I                _____  _____
                             Goldman Sachs Variable Insurance Trust               (136) Nasdaq-100 Index              _____  _____
                             (187) Goldman Sachs Capital Growth***    NA  _____   (137) Science & Technology          _____  _____
                             Janus Aspen Series                                   (138) Small Cap Index               _____  _____
                             (160) International Growth            _____  _____   (135) Stock Index                   _____  _____
                             (162) Mid Cap Growth                  _____  _____   Van Kampen Life Investment Trust
                             (161) Worldwide Growth*               _____  _____   (177) Growth and Income             _____  _____
                             J.P. Morgan Series Trust II                          Vanguard Variable Insurance Fund
                             (184) JPMorgan Mid Cap Value***          NA  _____   (171) High Yield Bond               _____  _____
                             (163) JPMorgan Small Company          _____  _____   (172) REIT Index                    _____  _____
                             MFS Variable Insurance Trust                         Other: ________________________     _____  _____
                             (165) MFS Capital Opportunities*      _____  _____                                        100%   100%
                             (141) MFS Emerging Growth*            _____  _____
                             (166) MFS New Discovery               _____  _____
                             (164) MFS Research                    _____  _____
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AGLC0463                         Page 2 OF 5                             Rev0506

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==================================================================================================================================
[ ] MODE OF PREMIUM      4.  Indicate frequency and premium amount desired: $______ Annual $______ Semi-Annual $______ Quarterly
    PAYMENT/BILLING
    METHOD CHANGE                                                           $ _______ Monthly (Bank Draft Only)

Use this section to change   Indicate billing method desired: ____________ Direct Bill _________________ Pre-Authorized Bank Draft
the billing frequency                                                                                   (attach a Bank Draft
and/or method of premium                                                                                 Authorization Form and
payment. Note, however,      Start Date: ______/ ______/ ______                                          "Void" Check)
that AGL will not bill you
on a direct monthly basis.
Refer to your policy and
its related prospectus for
further information
concerning minimum premiums
and billing options.


==================================================================================================================================
[ ] LOST POLICY          5.  I/we hereby certify that the policy of insurance for the listed policy has been ______ LOST ______
    CERTIFICATE              DESTROYED  ______ OTHER.

Complete this section if     Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a Certificate
of Insurance or duplicate               ______ Certificate of Insurance at no charge
policy to replace a lost or
misplaced policy. If a full             ______ Full duplicate policy at a charge of $25
duplicate policy is being
requested, a check or money  be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate
order for $25 payable to     policy to AGL for cancellation.
AGL must be submitted with
this request.
==================================================================================================================================
[ ] DOLLAR COST          6.  Day of the month for transfers____________ (Chose a day of the month between 1-28)
    AVERAGING (DCA)
    ($5,000 MINIMUM         Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
    BEGINNING
    ACCUMULATION VALUE)
                             DCA to be made from the following investment option: ________________________________________
An amount can be
systematically transferred   Transfer: $____________________________ ($100 minimum, whole dollars only)
from any one investment
option and directed to one   AIM Variable Insurance Funds                          (164) MFS Research                  $__________
or more of the investment    (130) AIM V.I. International Growth    $__________    Neuberger Berman Advisers Management Trust
options below. The AGL       (190) AIM V.I. Core Equity*            $__________    (167) Mid-Cap Growth                $__________
Declared Fixed Interest      The Alger American Fund                               Oppenheimer Variable Account Funds
Account is not available     (186) Alger American Leveraged AllCap  $__________    (182) Oppenheimer Balanced          $__________
for DCA. Please refer to     (185) Alger American MidCap Growth     $__________    (183) Oppenheimer Global Securities $__________
the prospectus for more      American Century Variable Portfolios                  PIMCO Variable Insurance Trust
information on the DCA       (153) VP Value                         $__________    (195) PIMCO CommodityRealReturn
option.                      Credit Suisse Trust                                         Strategy                      $__________
                             (173) Small Cap Growth                 $__________    (169) PIMCO Real Return             $__________
NOTE: DCA is not available   Dreyfus Investment Portfolios                         (168) PIMCO Short-Term              $__________
if the Automatic             (155) MidCap Stock*                    $__________    (170) PIMCO Total Return            $__________
Rebalancing option has been  Dreyfus Variable Investment Fund                      Pioneer Variable Contracts Trust
chosen.                      (140) Developing Leaders*              $__________    (188) Fund VCT**                    $__________
                             (139) Quality Bond*                    $__________    (189) Growth Opportunities VCT**    $__________
* These investment options   Fidelity Variable Insurance Products                  (194) Mid Cap Value VCT             $__________
are available only for       (159) VIP Asset Manager                $__________    Putnam Variable Trust
owners whose policies were   (158) VIP Contrafund                   $__________    (144) Putnam VT Diversified Income  $__________
effective before 5/1/06.     (156) VIP Equity-Income                $__________    (145) Putnam VT Growth and Income*  $__________
                             (191) VIP Freedom 2020                 $__________    (146) Putnam VT Int'l Growth and
** These investment options  (192) VIP Freedom 2025                 $__________          Income                        $__________
are available only for       (193) VIP Freedom 2030                 $__________    SunAmerica Series Trust
owners who had Accumulation  (157) VIP Growth                       $__________    (179) Aggressive Growth             $__________
Value invested in such fund  (180) VIP Mid Cap                      $__________    (178) SunAmerica Balanced           $__________
or portfolio on 12/10/04.    Franklin Templeton Variable Insurance Products Trust  The Universal Institutional Funds, Inc.
                             (176) FT Foreign Securities            $__________    (142) Equity Growth*                $__________
                             (175) FT Mutual Shares Securities      $__________    (143) High Yield*                   $__________
                             (181) FT Small Cap Value Securities    $__________    VALIC Company I
                             (174) FT U.S. Government               $__________    (132) International Equities        $__________
                             Janus Aspen Series                                    (133) Mid Cap Index                 $__________
                             (160) International Growth             $__________    (134) Money Market I                $__________
                             (162) Mid Cap Growth                   $__________    (136) Nasdaq-100 Index              $__________
                             (161) Worldwide Growth*                $__________    (137) Science & Technology          $__________
                             J.P. Morgan Series Trust II                           (138) Small Cap Index               $__________
                             (163) JPMorgan Small Company           $__________    (135) Stock Index                   $__________
                             MFS Variable Insurance Trust                          Van Kampen Life Investment Trust
                             (165) MFS Capital Opportunities*       $__________    (177) Growth and Income             $__________
                             (141) MFS Emerging Growth*             $__________    Vanguard Variable Insurance Fund
                             (166) MFS New Discovery                $__________    (171) High Yield Bond               $__________
                                                                                   (172) REIT Index                    $__________
                                                                                   Other:________________________      $__________

                             ______ INITIAL HERE TO REVOKE DCA ELECTION.
==================================================================================================================================

AGLC0463                        Page 3 OF 5                             Rev0506

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==================================================================================================================================
[ ] AUTOMATIC            7.  Indicate frequency: ______ Quarterly ______ Semi-Annually ______ Annually
    REBALANCING
                                           (Division Name or Number)                        (Division Name or Number)
($5,000 minimum              _______% : ______________________________________   _______% :_____________________________________
accumulation value) Use      _______% : ______________________________________   _______% :_____________________________________
this section to apply for    _______% : ______________________________________   _______% :_____________________________________
or make changes to           _______% : ______________________________________   _______% :_____________________________________
Automatic Rebalancing of     _______% : ______________________________________   _______% :_____________________________________
the variable divisions.      _______% : ______________________________________   _______% :_____________________________________
Please refer to the          _______% : ______________________________________   _______% :_____________________________________
prospectus for more          _______% : ______________________________________   _______% :_____________________________________
information on the           _______% : ______________________________________   _______% :_____________________________________
Automatic Rebalancing        _______% : ______________________________________   _______% :_____________________________________
Option.
                             ___________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Note: Automatic Rebalancing
is not available if the
Dollar Cost Averaging
option has been chosen.

See investment option
restrictions in Box 3
above.
==================================================================================================================================
[ ] AUTHORIZATION        8.  I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service
    FOR TRANSACTIONS         instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed
                             Interest Account and to change allocations for future premium payments and monthly deductions.
Complete this section if
you are applying for or      Initial the designation you prefer:
revoking current telephone
or e-service privileges.     ______ Policy Owner(s) only -- If Joint Owners, either one acting independently.

                             ______ Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                             AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                             ___________ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                             ___________ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

==================================================================================================================================
[ ] CORRECT AGE          9.  Name of Contingent Insured for whom this correction is submitted: ______________________________

Use this section to correct  Correct DOB: ________/________/________
the age of any person
covered under this policy.
Proof of the correct date
of birth must accompany
this request.
==================================================================================================================================
[ ] TRANSFER OF         10.                                   (Division Name or Number)           (Division Name or Number)
    ACCUMULATED
    VALUES                   Transfer $ _______ or ______% from __________________________ to __________________________________.

Use this section if you      Transfer $ _______ or ______% from __________________________ to __________________________________.
want to move money between
divisions. The minimum       Transfer $ _______ or ______% from __________________________ to __________________________________.
amount for transfers is
$500.00. Withdrawals from    Transfer $ _______ or ______% from __________________________ to __________________________________.
the AGL Declared Fixed
Interest Account to a        Transfer $ _______ or ______% from __________________________ to __________________________________.
Variable Division may only
be made within the 60 days   Transfer $ _______ or ______% from __________________________ to __________________________________.
after a contract
anniversary. See transfer    Transfer $ _______ or ______% from __________________________ to __________________________________.
limitations outlined in
prospectus. If a transfer    Transfer $ _______ or ______% from __________________________ to __________________________________.
causes the balance in any
division to drop below       Transfer $ _______ or ______% from __________________________ to __________________________________.
$500, AGL reserves the
right to transfer the        Transfer $ _______ or ______% from __________________________ to __________________________________.
remaining balance. Amounts
to be transferred should be
indicated in dollar or
percentage amounts,
maintaining consistency
throughout.

See investment option
restrictions in Box 3
above.
==================================================================================================================================

AGLC0463                            Page 4 OF 5                          Rev0506

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
==================================================================================================================================
[ ] REQUEST FOR         11.  ________ I request a partial surrender of $ ____________or ______% of the net cash surrender value.
    PARTIAL SURRENDER/
    POLICY LOAN              ________ I request a loan in the amount of $______________.

Use this section to apply    ________ I request the maximum loan amount available from my policy.
for a partial surrender
from or policy loan against  Unless you direct otherwise below, proceeds are allocated according to the deduction allocation policy values. For detailed  percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed
information concerning       Interest Account and Variable Divisions in use.
these two options please
refer to your policy and     _____________________________________________________________________________________________________
its related prospectus. If
applying for a partial       _____________________________________________________________________________________________________
surrender, be sure to
complete the Notice of       _____________________________________________________________________________________________________
Withholding section of this
Service Request in addition
to this section.
==================================================================================================================================
[ ] NOTICE OF           12.  The taxable portion of the distribution you receive from your variable universal life insurance policy
    WITHHOLDING              is subject to federal income tax withholding unless you elect not to have withholding apply.
                             Withholding of state income tax may also be required by your state of residence. You may elect not to
Complete this section if     have withholding apply by checking the appropriate box below. If you elect not to have withholding
you have applied for a       apply to your distribution or if you do not have enough income tax withheld, you may be responsible
partial surrender in         for payment of estimated tax. You may incur penalties under the estimated tax rules, if your
Section 11.                  withholding and estimated tax are not sufficient.

                             Check one: ______ I do want income tax withheld from this distribution.

                             ______ I do not want income tax withheld from this distribution.

                             If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).
==================================================================================================================================
[ ] AFFIRMATION/        13.  CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my
    SIGNATURE                correct taxpayer identification number and; (2) that I am not subject to backup withholding under
                             Section 3406(a)(1)(c) of the Internal Revenue Code.
Complete this section for    The Internal Revenue Service does not require your consent to any provision of this document other than
ALL requests.                the certification required to avoid backup withholding.

                             Dated at ________________________ this_________ day of ___________________________, ________________.
                                     (City, State)



                             X                                                 X
                             ________________________________________________  _________________________________________________
                              SIGNATURE OF OWNER                                SIGNATURE OF WITNESS



                             X                                                 X
                             ________________________________________________  _________________________________________________

                              SIGNATURE OF JOINT OWNER                          SIGNATURE OF WITNESS



                             X                                                 X
                             ________________________________________________  _________________________________________________
                              SIGNATURE OF ASSIGNEE                             SIGNATURE OF WITNESS
==================================================================================================================================

AGLC0463                         Page 5 OF 5                             Rev0506